UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 (As Amended)

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

April 22, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)

Explanatory Note:
-----------------
On April 22, 2002, Laboratory Corporation of America Holdings (the Company) filed a Current Report on Form 8-K, to report summary information of the Company. This Amendment is being filed to correct the date in the following statement.


ITEM 9. Regulation FD Disclosure.

Under heading "Financial Guidance for 2002" the statement should read:
 - EPS growth of approximately 30% under new accounting rules for 2002








SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: April 23, 2002